UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 1, 2009
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On May 1, 2009, Trustmark Corporation (the “Corporation”) filed a Definitive Revised Proxy Statement on Schedule 14A (Amendment No. 1) (the “Revised Proxy Statement”).  The Revised Proxy Statement, in response to comments received by the Corporation from the staff of the Securities and Exchange Commission, contains revisions to the description of the amended and restated employment agreement of Richard G. Hickson, its Chairman, President and CEO, which appears in the section captioned “Employment Agreements” in the Revised Proxy Statement, as well as in the Compensation Discussion and Analysis section.  The Revised Proxy Statement does not contain any other change to Trustmark Corporation’s Definitive Proxy Statement on Schedule 14A as originally filed on April 3, 2009, and no changes have been made to Mr. Hickson’s employment agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	May 1, 2009